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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                Current Report
                                 Pursuant to
                            Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): June 13, 1998



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                                 NORTEK, INC.
            (Exact name of Registrant as specified in its charter)


         DELAWARE                        1-6112                  05-10314991
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                           I.D. Number)


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50 Kennedy Plaza, Providence, Rhode Island                       02903-2360
 (Address of Principal Executive Offices)                        (Zip Code)


                                (401) 751-1600
              Registrant's Telephone Number including area code

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ITEM 5.       OTHER EVENTS.


     As of 12:00 midnight on June 12, 1998, approximately 220 union employees of Mammoth, Inc.'s ("Mammoth"), a wholly owned subsidiary of Nortek, Inc. (the "Company"), facility in Chaska, Minnesota went out on strike. Mammoth produces commercial HVAC systems. The Company is unable to predict the outcome of the strike, and it is continuing to negotiate with the labor union employees. The Company does not believe that the strike will have a material adverse impact on the Company's financial position or results of operations.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.




                                        NORTEK, INC.


                                        By: /s/Almon C. Hall
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                                            Name: Almon C. Hall
                                            Title: Chief Accounting Officer








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